UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                           FORM 8-K


                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 5, 2001


                        ----------------


                        RnetHealth, Inc.
     (Exact name of registrant as specified in its charter)




COLORADO                7812                             39-1731029
State or Other         Primary                          IRS Employer
Jurisdiction of         Industrial                     Identification No.
Incorporation         Classification Code No.

               506 Santa Monica Blvd., Suite 400
                     Santa Monica, CA 90401
            (Address of principal executive offices)

Registrant's telephone number including area code: (310)393-3979


                         Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

     On February 5, 2001, RnetHealth, Inc. ("Rnet") issued a press release announcing that Rnet and Access Television Network, Inc. ("Access") have signed a definitive agreement (the "Merger Agreement") whereby Access will become a wholly owned subsidiary of Rnet (the "Merger"). Attached hereto and incorporated by reference as
Exhibit 1 is the press release that was issued in connection with the Merger Agreement. Attached hereto and incorporated herein by reference as Exhibit 2 is a copy of the Merger Agreement.


                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RNETHEALTH, INC.


Date:  February 5, 2001                  By: /s/ Wendy Borow Johnson
                                           -------------------------
                                             Wendy Borow Johnson
                                                  President and CEO